QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the registration statement on our audit of IMS Health Incorporated Savings Plan on Form S-8 (File No. 333-53712-1) of our report dated June 23, 2003 on our audit of the financial statements and supplemental schedule of the IMS Health Incorporated Savings Plan, which is included in this Annual Report on Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP New York, New York June 23, 2003

10

QuickLinks

CONSENT OF INDEPENDENT AUDITORS